UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re    Insilco Technologies, Inc.,  et al.                   Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

                            MONTHLY OPERATING REPORT
                            ------------------------
  File with Court and submit copy to United States Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Document            Explanation
REQUIRED DOCUMENTS                                                              Form No.        Attached              Attached
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                                     X (Exh. A)
-----------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)                                            X (Exh. B)
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals                                                                             see cash rec/disb
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                         X (Exh. C)
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                   X (Exh. D)
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                                             X
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                             see tax attestation
-----------------------------------------------------------------------------------------------------------------------------------
         Hard Copies of tax returns filed during reporting period have been                                              X
-----------------------------------------------------------------------------------------------------------------------------------
           provided to the U.S. Trustee. They are available upon request.                       X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4         X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5         X (Exh. F)
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5         X (Exh. G)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


 /s/ Michael R. Elia                                                   2/20/2003
---------------------------------------                   ----------------------
Signature of Debtor                                       Date



---------------------------------------                   ----------------------
Signature of Joint Debtor                                 Date


 /s/ Michael R. Elia                                                   2/20/2003
---------------------------------------                   ----------------------
Signature of Authorized Individual*                       Date



---------------------------------------           ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                               Case No. 02-13672
    Fiscal Month from January 1 to January 24, 2003 for the Reporting Period
                          January 1 to January 31, 2003
--------------------------------------------------------------------------------

                 Insilco Technologies, Inc.,  et al.


         Tab     Description

        A     -  Schedule of Cash Receipts and Disbursements
        B     -  Bank Reconciliations and Statements
        C     -  Statement of Operations
        D     -  Balance Sheet
        E     -  Status of Postpetition Taxes / Summary of Unpaid Postpetition
                 Debts
        F     -  Accounts Receivable Reconciliation and Aging
        G     -  Debtor Questionnaire

                                    EXHIBIT A
                                    ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

Weekly Cash Flow
------------------------------------------------------------------------------
All Filing Companies                        A          A         A          A
Week number                                 1          2         3          4
Date                                 1/3/2003  1/10/2003 1/17/2003  1/24/2003
------------------------------------------------------------------------------

Beginning Cash Balance                  9,884     10,045    11,550     12,070

Collections
Trade receipts                            888      4,053     2,737      2,246
Other                                    (159)         -       712          -
------------------------------------------------------------------------------
  Total Collections                       729      4,053     3,449      2,246
------------------------------------------------------------------------------

Cash Available                         10,613     14,098    14,999     14,316

Disbursements *
Payroll                                   (42)      (614)     (782)      (659)
Benefits                                  (91)      (358)     (338)      (114)
Inventory Purchases                      (313)      (969)   (1,028)    (1,368)
General Cash Disbursements               (122)      (607)     (767)      (782)
Deposits                                    -          -        (7)         -
Critical Vendor Payments                    -          -         -          -
Capital expenditures                        -          -        (7)         -
Other                                       -          -         -          -
                                   -------------------------------------------
    Subtotal Operating Expenses          (568)    (2,548)   (2,929)    (2,923)
Professional fees
   On-Going                                 -          -         -        (78)
   Debtor's Professionals                              -
   Unsecured Professionals
                                   -------------------------------------------
       Subtotal                             -          -         -        (78)
                                   -------------------------------------------
  Bank Professionals                                   -         -        (62)
Restructuring costs                         -          -         -          -
Taxes                                       -          -         -         (3)
Intercompany transfers out                  -          -         -          -
Intercompany transfers in                   -          -         -          -
Debt service                                -          -         -          -
------------------------------------------------------------------------------
  Total disbursements                    (568)    (2,548)   (2,929)    (3,066)
------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                            (38)
DIP Borrowings/(Paydowns)                   -          -         -          -

Ending cash                            10,045     11,550    12,070     11,212
==============================================================================



Key Account information
Sales                                     829      1,997     2,161      2,577
Trade accounts receivable balance      22,526     19,364    19,012     18,676
Inventory                              24,042     23,504    23,011     22,283
Accounts payable - US                   1,382      2,079     2,248      1,975

* On a book basis, i.e. includes checks written not cashed.

Note the following filing entities had no cash activity:
02-13671 Insilco Holding Co.
02-13674 Insilco International Holding, Inc.
02-13677 EFI Metal Forming, Inc.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

Weekly Cash Flow
------------------------------------------------------------------------------
US LOCATIONS                                A          A         A          A
Week number                                 1          2         3          4
Date                                 1/3/2003  1/10/2003 1/17/2003  1/24/2003
------------------------------------------------------------------------------

Beginning Cash Balance                 13,362     13,353    13,177     13,717

Collections
Trade receipts                             58        343       324        180
Other                                      12          -       712          -
------------------------------------------------------------------------------
  Total Collections                        70        343     1,036        180
------------------------------------------------------------------------------

Cash Available                         13,432     13,696    14,213     13,897

Disbursements *
Payroll                                     -        (28)     (183)       (31)
Benefits                                  (58)      (334)     (156)       (34)
Inventory Purchases                        (9)       (99)      (73)      (135)
General Cash Disbursements                (12)       (58)      (77)       (49)
Deposits                                    -          -        (7)         -
Critical Vendor Payments                    -          -         -          -
Capital expenditures                        -          -         -          -
Other                                       -          -         -          -
                                   -------------------------------------------
    Subtotal Operating Expenses           (79)      (519)     (496)      (249)
Professional fees
   On-Going                                 -          -         -        (78)
   Debtor's Professionals                              -
   Unsecured Professionals
                                   -------------------------------------------
       Subtotal                             -          -         -        (78)
                                   -------------------------------------------
  Bank Professionals                                   -         -        (62)
Restructuring costs                         -          -         -          -
Taxes                                       -          -         -         (3)
Intercompany transfers out                  -          -         -          -
Intercompany transfers in                   -          -         -          -
Debt service                                -          -         -          -
------------------------------------------------------------------------------
  Total disbursements                     (79)      (519)     (496)      (392)
------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                            (38)
DIP Borrowings/(Paydowns)                   -          -         -          -

Ending cash                            13,353     13,177    13,717     13,467
==============================================================================



Key Account information
Sales                                      62        116       298        163
Trade accounts receivable balance       2,244      1,675     1,655      1,501
Inventory                               2,252      2,200     2,151      2,043
Accounts payable - US                     136        217       119        133

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re Insilco Technologies, Inc. et al.                        Case No. 02-13675
Precision Cable Manufacturing
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

Weekly Cash Flow
------------------------------------------------------------------------------
US LOCATIONS                                A          A         A          A
Week number                                 1          2         3          4
Date                                 1/3/2003  1/10/2003 1/17/2003  1/24/2003
------------------------------------------------------------------------------

Beginning Cash Balance                  1,959      1,907     2,190      2,337

Collections
Trade receipts                            148        564       577        196
Other                                       -                    -          -
------------------------------------------------------------------------------
  Total Collections                       148        564       577        196
------------------------------------------------------------------------------

Cash Available                          2,107      2,471     2,767      2,533

Disbursements *
Payroll                                   (42)       (14)      (97)       (64)
Benefits                                  (33)        (3)      (42)       (12)
Inventory Purchases                      (109)      (194)     (177)      (310)
General Cash Disbursements                (16)       (70)     (114)       (47)
Deposits                                    -          -         -          -
Critical Vendor Payments                    -          -         -          -
Capital expenditures                        -          -         -          -
Other                                       -          -         -          -
                                   -------------------------------------------
    Subtotal Operating Expenses          (200)      (281)     (430)      (433)
Professional fees
   On-Going                                 -          -         -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                   -------------------------------------------
       Subtotal                             -          -         -          -
                                   -------------------------------------------
  Bank Professionals                                   -         -          -
Restructuring costs                         -          -         -          -
Taxes                                       -          -         -          -
Intercompany transfers out                  -          -         -          -
Intercompany transfers in                   -          -         -          -
Debt service                                -          -         -          -
------------------------------------------------------------------------------
  Total disbursements                    (200)      (281)     (430)      (433)
------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                              -
DIP Borrowings/(Paydowns)                   -          -         -          -

Ending cash                             1,907      2,190     2,337      2,100
==============================================================================

Key Account information
Sales                                       -        305       422        872
Trade accounts receivable balance       3,367      2,960     2,940      3,645
Inventory                               4,895      4,758     4,378      3,739
Accounts payable - US                     198        311       378        137

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13673
InNet Technologies, Inc.
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

Weekly Cash Flow
------------------------------------------------------------------------------
US LOCATIONS                                A          A         A          A
Week number                                 1          2         3          4
Date                                 1/3/2003  1/10/2003 1/17/2003  1/24/2003
------------------------------------------------------------------------------

Beginning Cash Balance                 (1,349)    (1,344)   (1,444)    (1,451)

Collections
Trade receipts                              3          7        12          2
Other                                      13          -         -          -
------------------------------------------------------------------------------
  Total Collections                        16          7        12          2
------------------------------------------------------------------------------

Cash Available                         (1,333)    (1,337)   (1,432)    (1,449)

Disbursements *
Payroll                                     -        (69)        -        (69)
Benefits                                    -         (1)       (6)        (1)
Inventory Purchases                         -          -        (2)         -
General Cash Disbursements                (11)       (37)      (11)       (28)
Deposits                                    -          -         -          -
Critical Vendor Payments                    -          -         -          -
Capital expenditures                        -          -         -          -
Other                                       -          -         -          -
                                   -------------------------------------------
    Subtotal Operating Expenses           (11)      (107)      (19)       (98)
Professional fees
   On-Going                                 -          -         -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                   -------------------------------------------
       Subtotal                             -          -         -          -
                                   -------------------------------------------
  Bank Professionals                                   -         -          -
Restructuring costs                         -          -         -          -
Taxes                                       -          -         -          -
Intercompany transfers out                  -          -         -          -
Intercompany transfers in                   -          -         -          -
Debt service                                -          -         -          -
------------------------------------------------------------------------------
  Total disbursements                     (11)      (107)      (19)       (98)
------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                              -
DIP Borrowings/(Paydowns)                   -          -         -          -

Ending cash                            (1,344)    (1,444)   (1,451)    (1,547)
==============================================================================

Key Account information
Sales                                       3          3         3          4
Trade accounts receivable balance         356        356       356        255
Inventory                                 106        106       106        293
Accounts payable - US                       -          -         -         22

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13681
Signal Transformer Co., Inc.
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

Weekly Cash Flow
------------------------------------------------------------------------------
US LOCATIONS                                A          A         A          A
Week number                                 1          2         3          4
Date                                 1/3/2003  1/10/2003 1/17/2003  1/24/2003
------------------------------------------------------------------------------

Beginning Cash Balance                   (966)      (726)     (678)      (585)

Collections
Trade receipts                            283        362       436        427
Other                                      (5)         -         -          -
------------------------------------------------------------------------------
  Total Collections                       278        362       436        427
------------------------------------------------------------------------------

Cash Available                           (688)      (364)     (242)      (158)

Disbursements *
Payroll                                     -        (53)      (54)       (52)
Benefits                                    -        (20)        -          -
Inventory Purchases                       (33)       (70)      (97)      (166)
General Cash Disbursements                 (5)      (171)     (192)      (137)
Deposits                                    -          -         -          -
Critical Vendor Payments                    -          -         -          -
Capital expenditures                        -          -         -          -
Other                                       -          -         -          -
                                   -------------------------------------------
    Subtotal Operating Expenses           (38)      (314)     (343)      (355)
Professional fees
   On-Going                                 -          -         -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                   -------------------------------------------
       Subtotal                             -          -         -          -
                                   -------------------------------------------
  Bank Professionals                                   -         -          -
Restructuring costs                         -          -         -          -
Taxes                                       -          -         -          -
Intercompany transfers out                  -          -         -          -
Intercompany transfers in                   -          -         -          -
Debt service                                -          -         -          -
------------------------------------------------------------------------------
  Total disbursements                     (38)      (314)     (343)      (355)
------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                              -
DIP Borrowings/(Paydowns)                   -          -         -          -

Ending cash                              (726)      (678)     (585)      (513)
==============================================================================

Key Account information
Sales                                     227        231       275        238
Trade accounts receivable balance       3,785      3,747     3,786      3,046
Inventory                               4,569      4,353     4,353      4,330
Accounts payable - US                     240        389       479        393

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.         Case No.'s 02-13676 and 02-13678
Stewart Stamping Group
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

Weekly Cash Flow
------------------------------------------------------------------------------
US LOCATIONS                                A          A         A          A
Week number                                 1          2         3          4
Date                                 1/3/2003  1/10/2003 1/17/2003  1/24/2003
------------------------------------------------------------------------------

Beginning Cash Balance                  2,222      2,233     2,884      2,760

Collections
Trade receipts                            293      1,511     1,034      1,075
Other                                    (150)         -         -          -
------------------------------------------------------------------------------
  Total Collections                       143      1,511     1,034      1,075
------------------------------------------------------------------------------

Cash Available                          2,365      3,744     3,918      3,835

Disbursements *
Payroll                                     -       (339)     (334)      (327)
Benefits                                    -          -      (134)       (67)
Inventory Purchases                       (80)      (402)     (493)      (507)
General Cash Disbursements                (52)      (119)     (190)      (431)
Deposits                                    -          -         -          -
Critical Vendor Payments                    -          -         -          -
Capital expenditures                        -          -        (7)         -
Other                                       -          -         -          -
                                   -------------------------------------------
    Subtotal Operating Expenses          (132)      (860)   (1,158)    (1,332)
Professional fees
   On-Going                                 -          -         -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                   -------------------------------------------
       Subtotal                             -          -         -          -
                                   -------------------------------------------
  Bank Professionals                                   -         -          -
Restructuring costs                         -          -         -          -
Taxes                                       -          -         -          -
Intercompany transfers out                  -          -         -          -
Intercompany transfers in                   -          -         -          -
Debt service                                -          -         -          -
------------------------------------------------------------------------------
  Total disbursements                    (132)      (860)   (1,158)    (1,332)
------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                              -
DIP Borrowings/(Paydowns)                   -          -         -          -

Ending cash                             2,233      2,884     2,760      2,503
==============================================================================

Key Account information
Sales                                     527      1,223     1,012      1,107
Trade accounts receivable balance       8,747      7,512     7,470      7,675
Inventory                               8,356      8,355     8,355      8,244
Accounts payable - US                     424        833       875        985

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13679
Stewart Connector Systems, Inc.
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

Weekly Cash Flow
------------------------------------------------------------------------------
US LOCATIONS                                A          A         A          A
Week number                                 1          2         3          4
Date                                 1/3/2003  1/10/2003 1/17/2003  1/24/2003
------------------------------------------------------------------------------

Beginning Cash Balance                 (5,344)    (5,378)   (4,579)    (4,708)

Collections
Trade receipts                            103      1,266       354        366
Other                                     (29)         -         -          -
------------------------------------------------------------------------------
  Total Collections                        74      1,266       354        366
------------------------------------------------------------------------------

Cash Available                         (5,270)    (4,112)   (4,225)    (4,342)

Disbursements *
Payroll                                     -       (111)     (114)      (116)
Benefits                                    -          -         -          -
Inventory Purchases                       (82)      (204)     (186)      (250)
General Cash Disbursements                (26)      (152)     (183)       (90)
Deposits                                    -          -         -          -
Critical Vendor Payments                    -          -         -          -
Capital expenditures                        -          -         -          -
Other                                       -          -         -          -
                                   -------------------------------------------
    Subtotal Operating Expenses          (108)      (467)     (483)      (456)
Professional fees
   On-Going                                 -          -         -          -
   Debtor's Professionals                              -
   Unsecured Professionals
                                   -------------------------------------------
       Subtotal                             -          -         -          -
                                   -------------------------------------------
  Bank Professionals                                   -         -          -
Restructuring costs                         -          -         -          -
Taxes                                       -          -         -          -
Intercompany transfers out                  -          -         -          -
Intercompany transfers in                   -          -         -          -
Debt service                                -          -         -          -
------------------------------------------------------------------------------
  Total disbursements                    (108)      (467)     (483)      (456)
------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                              -
DIP Borrowings/(Paydowns)                   -          -         -          -

Ending cash                            (5,378)    (4,579)   (4,708)    (4,798)
==============================================================================

Key Account information
Sales                                      10        119       151        193
Trade accounts receivable balance       4,027      3,114     2,805      2,554
Inventory                               3,864      3,732     3,668      3,634
Accounts payable - US                     384        329       397        305

* On a book basis, i.e. includes checks written not cashed.

INNET TECHNOLOGIES, INC. 02-13673
SCHEDULE OF INTERCO TRANSFERS
PERIOD 12/31/02-1/24/03                    Due from (Due to)   Due from (Due to)
--------------------------------------------------------------------------------
                                              INNET WITH           INNET WITH
                                                 CHINA                GMBH
BALANCE 12/31/02                              (1,234,659)          1,388,062
NON-CASH ACTIVITY
Transfers to non-debtor                          255,346                   0
Transfers from non-debtor, if any               (333,508)                  0
CASH ACTIVITY
Transfers to non-debtor                                                    0
Transfers from non-debtor, if any                      0                   0
OTHER                                                  0                   0
BALANCE AT 1/24/03                            (1,312,821)          1,388,062
================================================================================

Signal Transformer Co 02-13681
Intercompany Account Activity With Non-debtors
January-2003                                Due from (Due to)  Due from (Due to)
--------------------------------------------------------------------------------
                                                 Signal             Signal
                                               Transformer        Transformer
                                                to Signal          to Signal
                                                Mexicana          Dominicana
                                                A/C 2655          A/C 2610.3
Balance at December 31, 2002                    $296,792          ($973,009)
Wire Transfers to non-debtors                   $246,000 a         $95,000 b
Interco production transferred
  by non-debtors                               ($210,013)         ($98,001)
Other Interco charges to (from)
  non-debtors                                      ($841)          $19,650
                                              --------------------------------
Balance at January  24, 2003                    $331,938         ($956,360)
                                              --------------------------------

a- Wires transferred to Signal Transformer Mexicana bank account at Banamex to fund payroll and other locally paid operating expenses
b- Wires transferred to Signal Dominicana bank account at Citibank to fund payroll and other locally paid operating expenses
================================================================================

ITG Global 02-13672
Intercompany Balances with Non-Debtors
as of 12-31-02                             Due from (Due to)   Due from (Due to)   Due from (Due to)   Due from (Due to)
------------------------------------------------------------------------------------------------------------------------
                                                 Ireland               UK                  TAT             SCS Germany
Balance @ 12-31-02                             160,602.76          241,470.38          195,776.20            4,060.18
Transfers to Non-Debtor                          6,628.18                                4,025.00              (37.72)
Transfers from Non-Debtor                         (310.00)                                      -
Other                                               (0.01)           3,670.45             (192.46)
                                             -------------------------------------------------------------------------
Balance @ 1-24-03                              166,920.93          245,140.83          199,608.74            4,022.46
Ireland
  T1 Lines for computer sytem                    4,436.68
  Inventory transfer to Ireland                  2,191.50
  Inventory transfer from Ireland                 (300.00)
  Other Translation                                 (0.01)
UK
  Other Translation                              3,670.45
SCS
  Credit Memo issued for product return            (37.72)
TAT
  Salary & Benefits Cust Svc Rep at Nortel       3,850.00
  Leased Equip                                          -
  Inventory transfers                              175.00
  Inventory purchased from TAT                    (192.46)
--------------------------------------------------------------------------------------------------------------------------

Stewart Connector Systems, Inc. 02-13679
Rollforward of Intercompany balances with non-debtors

                                                 Due from (Due to)   Due from (Due to)   Due from (Due to)
----------------------------------------------------------------------------------------------------------
                                                      SCS de
                                                      Mexico               Gmbh                ITI Ltd
Balance at 12/31/02                                 662,095.00         4,963,904.68           670,409.01
Wire transfers to non-debtor  **                    247,988.00                 0.00                 0.00
Charge back of costs/expenses from non-debtor      (312,133.74)           (9,778.95)                0.00
Charge back of costs/expenses to non-debtor               0.00                 0.00                 0.00
Trade sales to non-debtor                                 0.00           325,248.16            61,295.05
                                                  -------------------------------------------------------
Balance at 1/24/03                                  597,949.26         5,279,373.89           731,704.06
                                                  =======================================================
** funding is for payroll and expenses
-----------------------------------------------------------------------------------------------------------

PRECISION CABLE MANUFACTURING 02-13675
SCHEDULE OF INTERCO TRANSFERS
PERIOD 12/31/02-1/24/03            Due from (Due to)    Due from (Due to)
----------------------------------------------------------------------------
                                              PCM WITH              PCM WITH
                                            PCM MEXICO (1)          CHINA (2)
BALANCE 12/31/02                              (228,163)             (25,468)
ACTIVITY
Contract Labor                                                       (9,583)
Peso Purchases                                 134,016
Rent Mexico                                     35,628
Taxes                                           (1,708)
Meals & Entertainment                             (110)
Mexico Expenses                               (241,661)
                                           ---------------------------------
BALANCE AT 1/24/03                            (301,998)             (35,051)
                                           =================================

(1) - We send weekly payments to Mexico to cover their weekly payroll, taxes, union fees, safety supplies, packaging supplies, freight, equipment maintenance and all related expenses to keep the plant in Mexico going. Rent is paid at the first of each month. At the end of the month, PCM de Mexico sends up a billing and we book this expense on our Rockwall books.
(2) - We are billed from China for any labor incurred to build our parts for shipment. We are also billed for any samples, waiting on customer approval.
--------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672

Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

                                                                                                                             Date
                                                                                                                 Statement   Last
BANK/ADDRESS                     ENTITY          CASE NUMBER  STATUS     NUMBER       TYPE OF ACCOUNT              Rec'd  Reconciled
                                                                                                                   -----  ----------
Bank One N.A.           Insilco Technologies Inc.  02-13672   Open      55-55930    Master Concentration           12/02    12/02
1 Bank One Plaza
Chicago, IL  60670      Insilco Technologies Inc.  02-13672   Open      633550926   Pension Payroll Account        12/02    12/02
Contact: Vernon Wright
                        Insilco Technologies Inc.  02-13672   Open      633551221   Control Disbursement Account-  12/02    12/02
                                                                                     Post Petition
                        Insilco Technologies Inc.  02-13672   Closed    633549498   Contol Disbursement Account-   12/02    12/02
                                                                                     Pre-Petition
                        Insilco Technologies Inc.  02-13672   Open      633549480   Total Pay account - payroll    12/02    12/02

                        Insilco Holding Co         02-13671   Open      637184318   Control Disbursement Account-  12/02    12/02
                                                                                     Post Petition
                        Insilco Holding Co         02-13671   Closed    632989786   Contol Disbursement Account-   12/02    12/02
                                                                                     Pre-Petition

Fifth Third Bank        Insilco Technologies Inc.  02-13672   Open      755-53849   Deposit Account                12/02    12/02
420 Metro Place South
Dublin, Oh 43017


Bank One N.A.           ITG Global                 02-13672   Open       10-05339   DDA Account                    12/02    12/02
1 Bank One Plaza                                                          905899    Lockbox Deposit address
Chicago, IL  60670
Contact: Vernon Wright  ITG Global                 02-13672   Closed    633549506   Control Disbursement Account-  12/02    12/02
                                                                                     Pre-petition
                        ITG Global                 02-13672   Open      633551239   Control Disbursement Account-  12/02    12/02
                                                                                     Post-petition

Bank One N.A.           Signal Transformer Co.,    02-13681   Open       10-46127   DDA Account                    12/02    12/02
1 Bank One Plaza         Inc.
Chicago, IL  60670      Signal Transformer Co.,    02-13681   Open       1111673    DDA Account                    12/02    12/02
                         Inc.
                        Signal Transformer Co.,    02-13681   Closed    633549514   Control Disbursement Account-  12/02    12/02
                         Inc.                                                        Pre-petition
                        Signal Transformer Co.,    02-13681   Open      633551247   Control Disbursement Account-  12/02    12/02
                         Inc.                                                        Post-petition

Fleet Bank              Signal Transformer Co.     02-13681   Open     9387-252560  Deposit Account,  No Lockbox   12/02    12/02
165 Sheridan Blvd.       Inc.
Inwood, NY 11096


Chase Bank              Signal Transformer Co,     02-13681   Open    301-01059971  Deposit for credit card
                                                                                     purchases.                    12/02    12/02
                          Inc.

Banco Popular           Signal Caribe, Inc         02-13680   Open      245-021907  Payroll .  To Process ADP      12/02    12/02
P.O. Box 362708                                                                      Chicago payroll
San Juan, Puerto Rico
00936-2708
Contact: Evidia Vazquez
Phone: 809-765-9800
ex. 5356


Bank One N.A.           Stewart Connector          02-13679   Open       51-60383   DDA Account                    12/02    12/02
1 Bank One Plaza         Systems, Inc                                              730346    Dallas TX., Lock Box No.
Chicago, IL  0670
Contact: Vernon Wright  Stewart Connector          02-13679   Closed    633549548   Control Disbursement Account-  12/02    12/02
                         Systems, Inc                                                         Pre-petition
                                                                        637184284   Control Disbursement Account-  12/02    12/02
                                                                                     Post-petition

Allfirst Bank           Stewart Connector          02-13679   Open   0-055-207-593  Checking                       12/02    12/02
109 W. Market Street    Systems, Inc.
York, PA 17401
Contact: Brenda Thomson
Phone: 717-852-2021
Fax: 717-852-2047


Bank One N.A.           Stewart Stamping Corp.     02-13678   Open       10-32994   Deposit - Lockbox              12/02    12/02
1 Bank One Plaza                                                          21373     Chicago, IL Lock Box No.
Chicago, IL  60670
Contact: Vernon Wright  Stewart Stamping Corp.     02-13678   Closed    633549522   Control Disbursement Account-  nothing  11/02
                                                                                     Pre-petition                   recd'
                        Stewart Stamping Corp.     02-13678   Open      633551254   Control Disbursement Account-  12/02    12/02
                                                                                     Post-petition

                                  Page 13 of 29


                        EFI Inc.                   02-13676   Closed    633549530   Control Disbursement Account-  nothing  11/02
                                                                                     Pre-petition                   recd'
                        EFI Inc.                   02-13676   Open      633551262   Control Disbursement Account-  12/02    12/02
                                                                                     Post-petition
                        EFI, Inc.                  02-13676   Open       1032994    Deposit - Lockbox              12/02    12/02

                                                                          21371     Lock Box Number


HSBC                    Stewart Stamping Corp.     02-13678   Open      652016944   Checking                       12/02    12/02
778 Yonkers Avenue                                                                  Used for misc. incoming checks.
Yonkers, NY 10704-2094


Fleet Bank              EFI, Inc.                  02-13676   Open    005-524-0606  Interest Bearing               12/02    12/02
Mail Stop: MA BO F04G
75 State Street
Boston, MA 02109


Bank One N.A.           Precision Cable Mfg. Co.   02-13675   Open       10-80613   DDA Account                    12/02    12/02
1 Bank One Plaza                                                          730301    Pasadena, CA Lock Box
Chicago, IL 60670
                        Precision Cable Mfg. Co.   02-13675   Closed    633549555   Control Disbursement Account-  12/02    12/02
                                                                                     Pre-petition
                        Precision Cable Mfg. Co.   02-13675   Open      637184292   Control Disbursement Account-  12/02    12/02
                                                                                     Post-petition
                        Precision Cable Mfg. Co.   02-13675   Open      632989828   Total pay account - payroll    12/02    12/02


Chase Manhattan Bank    Precision Cable Mfg. Co.   02-13675   Open     05600149393  Operating Account              12/02    12/02

                        Precision Cable Mfg. Co.   02-13675   Open     05600120774  Petty Cash & Credit            12/02    12/02
                                                                                     Card Charges

Bank One N.A.           InNet Technologies, Inc.   02-13673   Open       10-80621   DDA Account                    12/02    12/02
1 Bank One Plaza                                                          100903    Pasadena, CA Lock Box
Chicago, IL  60670
                        InNet Technologies, Inc.   02-13673   Closed    633549563   Control Disbursement Account-  12/02    12/02
                                                                                     Pre-petition
                        InNet Technologies, Inc.   02-13673   Open      637184300   Control Disbursement Account-  12/02    12/02
                                                                                       Post-petition

Note the following companies do not have any bank accounts:
Insilco International Holdings Inc. 02-13674
EFI Metal Forming, Inc. 02-13677

                                    EXHIBIT C
                                    ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672

Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003


                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                  January 2003
                             (amounts in thousands)
                                   (Unaudited)

                           02-13672    02-13675                  Cust.     02-13678    02-13677                 Prec.    02-13679
                            ESCOD     PRECISION    PRECISION     Assem.    STEWART       ITG      02-13676      Stamp.    Consol.
                            CONSOL.     CABLE        ELIMS       ELIMS     STAMPING    EL PASO      EFI         Elims    CONNECTOR
GROSS SALES                   649       1,846                               1,977        384       1,507                   1,243
Intercompany Sales                                   (242)                    193                     46        (238)        555
Sales Discounts                             5                                                                                  2
Sales Returns                  10
                          ----------------------------------------------------------------------------------------------------------
Net Sales                     639       1,841        (242)                  2,170        384       1,553        (238)      1,796

VARIABLE MFG. EXPENSES:
Material                      252       1,315        (242)          2       1,003        205         614        (240)        885
Direct Labor                  104          76                                 168         16         176                      52
Variable Fringe                58                                              91         18          89                      51
Variable overhead              32                                              24         12                                 106
Warranty
Other                                      48                                 157          8          67                     319
                          ----------------------------------------------------------------------------------------------------------
Total Variable Mfg Exp.       446       1,439        (242)          2       1,443        259         946        (240)      1,413

Mfg. Contribution Margin      193         402                      (2)        727        125         607           2         383
Contribution %               30.2%       21.8%                               33.5%      32.6%       39.1%       -0.8%       21.3%

Inventory Adjustment           21                                              20         24         (58)                     20

FIXED MFG. EXPENSES:
Wage                          125         174                                 360         54         197                      91
Fixed Fringe                  104          42                                 144         24         105                      28
Supplies                        1          12                                                                                  2
Utilities                      10          12                                  15                     25                      12
Depreciation                   35          94                                 135         37         143                     121
Rent, Taxes, & Ins.            24          47                                  28         25          27                       2
Other                           3          19                                  47         17         104                      34
COS Adjustments
                          ----------------------------------------------------------------------------------------------------------
Total Fixed Mfg. Exp.         302         400                                 729        157         601                     290
                          ----------------------------------------------------------------------------------------------------------
Total Cost of Goods Sold      769       1,839        (242)          2       2,192        440       1,489        (240)      1,723
                          ----------------------------------------------------------------------------------------------------------
Gross Margin                 (130)          2                      (2)        (22)       (56)         64           2          73

SELLING, G, & A:
Sales Commissions               5           5                                  17          9          38                      54
Advertising & Promo (Var)                                                       2                      2                       2
Engineering                                                                                                                   41
Sales & Marketing - Fixed                  91                                  53                     28                      89
New Product Development                                                                                                       68
Finance                         9          23                                  35          7          10                      24
MIS                             2          14                                  24          2           8                      33
Admin & Executive              89          38                                  15          5          15                      31
Legal                                                                                                                         25
Human Resources                17           5                                  14                      8                      11
Depreciation                    5          20                                  13          1           6                      18
Amortization
Group Charge Allocation
Other                                                                         (15)         7
S, G, & A Adjustments
                          ----------------------------------------------------------------------------------------------------------
Total Selling, G, & A         127         196                                 158         31         115                     396
                          ----------------------------------------------------------------------------------------------------------
Adjusted Operating Profit    (257)       (194)                     (2)       (180)       (87)        (51)          2        (323)

One Time Adjustments
                          ----------------------------------------------------------------------------------------------------------
Operating Profit             (257)       (194)                     (2)       (180)       (87)        (51)          2        (323)


                                                                                       02-13681/
                                                    02-13673                           02-13680                           02-13672
                           CONNECTOR   CONNECTOR                 INNET    CONN/INNET    SIGNAL      SIGNAL   Pass. Comp.
                             ELIMS       ELIMS       INNET       ELIMS       ELIMS      CONSOL.     ELIMS      ELIMS      CORPORATE

GROSS SALES                                            95                                1,379
Intercompany Sales           (328)       (312)        251        (333)       (683)                  (306)       (42)
Sales Discounts
Sales Returns                                                                               60
                          ----------------------------------------------------------------------------------------------------------
Net Sales                    (328)       (312)        346        (333)       (683)       1,319      (306)       (42)

VARIABLE MFG. EXPENSES:
Material                     (335)                    169        (157)       (696)         841      (306)       (42)
Direct Labor                              (13)         36         (44)                      76
Variable Fringe                           (13)                                              35
Variable overhead                         (16)         54         (46)                      41
Warranty
Other                                    (312)          8
                          ----------------------------------------------------------------------------------------------------------
Total Variable Mfg Exp.      (335)       (354)        267        (247)       (696)         993      (306)       (42)

Mfg. Contribution Margin        7          42          79         (86)         13          326
Contribution %               -2.1%      -13.5%       22.8%       25.8%       -1.9%        24.7%

Inventory Adjustment                                   22         (22)                      20

FIXED MFG. EXPENSES:
Wage                                       (5)         14                                   63
Fixed Fringe                                            3                                   17
Supplies                                                                                     2
Utilities                                                                                    4
Depreciation                                           14                                   34
Rent, Taxes, & Ins.                                     2                                   11
Other                                                  12         (54)
COS Adjustments
                          ----------------------------------------------------------------------------------------------------------
Total Fixed Mfg. Exp.                      (5)         45         (54)                     131
                          ----------------------------------------------------------------------------------------------------------
Total Cost of Goods Sold     (335)       (359)        334        (323)       (696)       1,144      (306)       (42)
                          ----------------------------------------------------------------------------------------------------------
Gross Margin                    7          47          12         (10)         13          175

SELLING, G, & A:
Sales Commissions                                       5                                   32
Advertising & Promo (Var)                                                                   38
Engineering                                                                                 28
Sales & Marketing - Fixed                              47                                   46
New Product Development                                57
Finance                                                                                     43                               181
MIS                                                                                         17                                 8
Admin & Executive                                      69                                                       (22)          71
Legal                                                                                                                         13
Human Resources                                                                                                               47
Depreciation                                            6                                    5                                 4
Amortization
Group Charge Allocation
Other
S, G, & A Adjustments
                          ----------------------------------------------------------------------------------------------------------
Total Selling, G, & A                                 184                                  209                  (22)         324
                          ----------------------------------------------------------------------------------------------------------
Adjusted Operating Profit       7          47        (172)        (10)         13          (34)                  22         (324)

One Time Adjustments                                                                                                         915
                          ----------------------------------------------------------------------------------------------------------
Operating Profit                7          47        (172)        (10)         13          (34)                  22       (1,239)


                                                 02-13671
                           CONSOL.     TOTAL                 INSILCO
                           ENTRIES    INSILCO    HOLD CO   HOLDING CO.
GROSS SALES                   5        9,085                  9,085
Intercompany Sales           (5)      (1,444)                (1,444)
Sales Discounts                            7                      7
Sales Returns                             70                     70
                          --------------------------------------------
Net Sales                              7,564                  7,564

VARIABLE MFG. EXPENSES:
Material                               3,268                  3,268
Direct Labor                             647                    647
Variable Fringe                          329                    329
Variable overhead                        207                    207
Warranty
Other                                    295                    295
                          --------------------------------------------
Total Variable Mfg Exp.                4,746                  4,746

Mfg. Contribution Margin               2,818                  2,818
Contribution %                         233.5%                  37.3%

Inventory Adjustment                      47                     47

FIXED MFG. EXPENSES:
Wage                                   1,073                  1,073
Fixed Fringe                             467                    467
Supplies                                  17                     17
Utilities                                 78                     78
Depreciation                             613                    613
Rent, Taxes, & Ins.                      166                    166
Other                                    182                    182
COS Adjustments
                          --------------------------------------------
Total Fixed Mfg. Exp.                  2,596                  2,596
                          --------------------------------------------
Total Cost of Goods Sold               7,389                  7,389
                          --------------------------------------------
Gross Margin                             175                    175

SELLING, G, & A:
Sales Commissions                        165                    165
Advertising & Promo (Var)                 44                     44
Engineering                               69                     69
Sales & Marketing - Fixed                354                    354
New Product Development                  125                    125
Finance                                  332                    332
MIS                                      108                    108
Admin & Executive                        311                    311
Legal                                     38                     38
Human Resources                          102                    102
Depreciation                              78                     78
Amortization
Group Charge Allocation
Other                                     (8)                    (8)
S, G, & A Adjustments
                          --------------------------------------------
Total Selling, G, & A                  1,718                  1,718
                          --------------------------------------------
Adjusted Operating Profit             (1,543)                (1,543)

One Time Adjustments                     915                    915
                          --------------------------------------------
Operating Profit                      (2,458)                (2,458)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672

Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003


                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                  January 2003
                             (amounts in thousands)
                                   (Unaudited)

                           02-13672    02-13675                  Cust.     02-13678    02-13677                 Prec.    02-13679
                            ESCOD     PRECISION    PRECISION     Assem.    STEWART       ITG      02-13676      Stamp.    Consol.
                            CONSOL.     CABLE        ELIMS       ELIMS     STAMPING    EL PASO      EFI         Elims    CONNECTOR
OTHER INCOME:
Interest Inc. - outside
Gain on sale of assets
Income - unconsol. co.
Other Income
                          ----------------------------------------------------------------------------------------------------------
Total Other Income

OTHER EXPENSE:
Interest Exp. - outside
Amortization
Other Expense
                          ----------------------------------------------------------------------------------------------------------
Total Other Expense

Reorganization Items

Extraordinary Item
                          ----------------------------------------------------------------------------------------------------------
Total Other Inc. (Exp)
                          ----------------------------------------------------------------------------------------------------------
Earnings before taxes         (257)     (194)                     (2)       (180)       (87)        (51)         2        (323)
                          ----------------------------------------------------------------------------------------------------------

STATE & FEDERAL TAXES:
State taxes                                                                                                                (42)
Federal taxes                 (113)      (90)                                (85)       (36)        (33)                   (97)
Foreign taxes
                          ----------------------------------------------------------------------------------------------------------
Total Taxes                   (113)      (90)                                (85)       (36)        (33)                  (139)

                          ----------------------------------------------------------------------------------------------------------
Income before Interco.        (144)     (104)                     (2)        (95)       (51)        (18)         2        (184)

INTERCOMPANY ACTIVITY:
Capital charge                 (78)      (98)                               (119)       (25)       (134)                   (98)
Corporate charges              (23)      (37)                                (34)        (5)        (31)                   (35)
                          ----------------------------------------------------------------------------------------------------------
Total Interco.                (101)     (135)                               (153)       (30)       (165)                  (133)
                          ----------------------------------------------------------------------------------------------------------
Earnings from Cont. Op.       (245)     (239)                     (2)       (248)       (81)       (183)         2        (317)
                          ----------------------------------------------------------------------------------------------------------
Discontinued Operations
                          ----------------------------------------------------------------------------------------------------------
Total Current Earnings        (245)     (239)                     (2)       (248)       (81)       (183)         2        (317)
                          ==========================================================================================================
Note: Adjusted EBITDA         (217)      (80)                     (2)        (32)       (49)         98          2        (184)


                                                                                       02-13681/
                                                    02-13673                           02-13680                           02-13672
                           CONNECTOR   CONNECTOR                 INNET    CONN/INNET    SIGNAL      SIGNAL   Pass. Comp.
                             ELIMS       ELIMS       INNET       ELIMS       ELIMS      CONSOL.     ELIMS      ELIMS      CORPORATE

OTHER INCOME:
Interest Inc. - outside                                                                                                      8
Gain on sale of assets
Income - unconsol. co.                                79
Other Income                                                                                                                 1
                          ----------------------------------------------------------------------------------------------------------
Total Other Income                                    79                                                                     9

OTHER EXPENSE:
Interest Exp. - outside                                                                                                     33
Amortization
Other Expense                                                                                                                1
                          ----------------------------------------------------------------------------------------------------------
Total Other Expense                                                                                                         34

Reorganization Items

Extraordinary Item
                          ----------------------------------------------------------------------------------------------------------
Total Other Inc. (Exp)                                79                                                                   (25)
                          ----------------------------------------------------------------------------------------------------------
Earnings before taxes          7        47           (93)        (10)         13        (34)                    22      (1,264)
                          ----------------------------------------------------------------------------------------------------------

STATE & FEDERAL TAXES:
State taxes
Federal taxes                                         84                                (26)                               (14)
Foreign taxes
                          ----------------------------------------------------------------------------------------------------------
Total Taxes                                           84                                (26)                               (14)
                          ----------------------------------------------------------------------------------------------------------
Income before Interco.         7        47          (177)        (10)         13         (8)                    22      (1,250)

INTERCOMPANY ACTIVITY:
Capital charge                                       (81)                               (58)                               691
Corporate charges                                    (56)                               (30)                               251
                          ----------------------------------------------------------------------------------------------------------
Total Interco.                                      (137)                               (88)                               942
                          ----------------------------------------------------------------------------------------------------------
Earnings from Cont. Op.        7        47          (314)        (10)         13        (96)                    22        (308)
                          ----------------------------------------------------------------------------------------------------------
Discontinued Operations
                          ----------------------------------------------------------------------------------------------------------
Total Current Earnings         7        47          (314)        (10)         13        (96)                    22        (308)
                          ==========================================================================================================
Note: Adjusted EBITDA          7        47          (152)        (10)         13          5                     22        (320)


                                                 02-13671
                           CONSOL.     TOTAL                 INSILCO
                           ENTRIES    INSILCO    HOLD CO   HOLDING CO.

OTHER INCOME:
Interest Inc. - outside                   8                       8
Gain on sale of assets
Income - unconsol. co.                   79                      79
Other Income                              1                       1
                          -------------------------------------------
Total Other Income                       88                      88

OTHER EXPENSE:
Interest Exp. - outside                  33          (2)         31
Amortization
Other Expense                             1                       1
                          -------------------------------------------
Total Other Expense                      34          (2)         32

Reorganization Items

Extraordinary Item
                          -------------------------------------------
Total Other Inc. (Exp)                   54           2          56

                          -------------------------------------------
Earnings before taxes                (2,404)          2      (2,402)
                          -------------------------------------------

STATE & FEDERAL TAXES:
State taxes                             (42)                    (42)
Federal taxes               290        (120)                   (120)
Foreign taxes
                          -------------------------------------------
Total Taxes                 290        (162)                   (162)
                          -------------------------------------------
Income before Interco.     (290)     (2,242)          2      (2,240)

INTERCOMPANY ACTIVITY:
Capital charge
Corporate charges
                          -------------------------------------------
Total Interco.
                          -------------------------------------------
Earnings from Cont. Op.    (290)     (2,242)          2      (2,240)
                          -------------------------------------------
Discontinued Operations
                          -------------------------------------------
Total Current Earnings     (290)     (2,242)          2      (2,240)
                          ===========================================
Note: Adjusted EBITDA                  (852)                   (852)

                                    EXHIBIT D
                                    ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                  January 2003
                             (amounts in thousands)
                                   (Unaudited)

                            02-13672   02-13675                CUST.    02-13678   02-13677   02-13676    PREC.     02-13679
                             ESCOD     PRECISION  PRECISION   ASSEM.    STEWART     ITG -                 STAMP.
                             CONSOL.     CABLE      ELIMS      ELIMS    STAMPING    EL PASO      EFI      ELIMS     CONNECTOR
                            --------   --------   --------   --------   --------   --------   --------   --------   --------
ASSETS
------
Current Assets:
Cash in bank & on hand          (205)      (141)                            (176)         5       (265)                  (97)
Accounts Rec. - trade          1,663      3,702                            3,539        991      3,343                 2,825
Reserve for bad debts           (162)       (57)                            (111)        (2)       (85)                 (271)
                            ------------------------------------------------------------------------------------------------
Accounts receivable - net      1,501      3,645                            3,428        989      3,258                 2,554
Accounts rec. - other              8          7                               94          9
Inventories:
Raw Materials &  suppl.        4,042      2,856                            1,732        446        639                 1,199
Work-in-process                  107        701                              600        129        847                 2,176
Finished Goods                   883        973                   (81)     2,714        541      1,242                   978
Reserve                       (2,908)      (791)                            (321)      (109)      (141)                 (461)
                            ------------------------------------------------------------------------------------------------
    Total Inv.                 2,124      3,739                   (81)     4,725      1,007      2,587                 3,892
                            ------------------------------------------------------------------------------------------------

Assets - Held For Sale
Prepaid Expenses                  67        138                              505         47        437                   353
                            ------------------------------------------------------------------------------------------------
Total Current Assets           3,495      7,388                   (81)     8,576      2,057      6,017                 6,702
                            ------------------------------------------------------------------------------------------------

Property Plant & Equipment:
Land                             286        380                            2,053                   455                   219
Buildings                      2,956      2,120                            7,037        325      1,876                 2,586
Machinery & Equipment          3,551      7,280                           18,927      3,675     15,146                26,887
                            ------------------------------------------------------------------------------------------------
                               6,793      9,780                           28,017      4,000     17,477                29,692
Depreciation                  (5,201)    (3,425)                         (19,031)    (2,072)    (6,284)              (24,191)
                            ------------------------------------------------------------------------------------------------
Prop Plant & Equip - net       1,592      6,355                            8,986      1,928     11,193                 5,501

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                   680       (680)                                                               16
Other non-current assets                      2                                4
                            ------------------------------------------------------------------------------------------------
TOTAL ASSETS                   5,087     14,425       (680)       (81)    17,566      3,985     17,210                12,219
                            ================================================================================================


                                                                                   02-13681/
                                                  02-13673                         02-13680              PASSIVE    02-13672
                            CONNECTOR  CONNECTOR              INNET    INNET/CONN   SIGNAL     SIGNAL      COMP.
                             ELIMS      ELIMS      INNET      ELIMS      ELIMS      CONSOL.    ELIMS      ELIMS     CORPORATE
                            --------   --------   --------   --------   --------   --------   --------   --------   --------
ASSETS
------
Current Assets:
Cash in bank & on hand                                 (31)                             (95)                          12,217
Accounts Rec. - trade                                  363                            3,501
Reserve for bad debts                                 (108)                            (455)
                            ------------------------------------------------------------------------------------------------
Accounts receivable - net                              255                            3,046
Accounts rec. - other                                                                     1                              356
Inventories:
Raw Materials &  suppl.                                                               2,386
Work-in-process                                                                         311
Finished Goods                  (258)                  657       (102)       (16)     1,916                   (75)
Reserve                                               (246)                            (283)
                            ------------------------------------------------------------------------------------------------
    Total Inv.                  (258)                  411       (102)       (16)     4,330                   (75)
                            ------------------------------------------------------------------------------------------------

Assets - Held For Sale
Prepaid Expenses                                        71                               82                            3,206
                            ------------------------------------------------------------------------------------------------
Total Current Assets            (258)                  706       (102)       (16)     7,364                   (75)    15,779
                            ------------------------------------------------------------------------------------------------

Property Plant & Equipment:
Land                                                                                    404
Buildings                                                                               671
Machinery & Equipment                                1,219                            7,175                              166
                            ------------------------------------------------------------------------------------------------
                                                     1,219                            8,250                              166
Depreciation                                          (592)                          (5,899)                             (32)
                            ------------------------------------------------------------------------------------------------
Prop Plant & Equip - net                               627                            2,351                              134

Intangible Assets                                                                                                        617
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                   (16)       117       (117)
Other non-current assets                                 5                              120                           14,152
                            ------------------------------------------------------------------------------------------------
TOTAL ASSETS                    (258)       (16)     1,455       (219)       (16)     9,835                   (75)    30,682
                            ================================================================================================



                                                  02-13671
                            CONSOL.     TOTAL                INSILCO
                            ENTRIES    INSILCO    HOLD CO.  HOLDING CO.
                            --------   --------   --------   --------
ASSETS
------
Current Assets:
Cash in bank & on hand                   11,212                11,212
Accounts Rec. - trade                    19,927                19,927
Reserve for bad debts                    (1,251)               (1,251)
                            -----------------------------------------
Accounts receivable - net                18,676                18,676
Accounts rec. - other                       475                   475
Inventories:
Raw Materials &  suppl.                  13,300                13,300
Work-in-process                           4,871                 4,871
Finished Goods                            9,372                 9,372
Reserve                                  (5,260)               (5,260)
                            -----------------------------------------
    Total Inv.                           22,283                22,283
                            -----------------------------------------

Assets - Held For Sale
Prepaid Expenses                          4,906                 4,906
                            -----------------------------------------
Total Current Assets                     57,552                57,552
                            -----------------------------------------

Property Plant & Equipment:
Land                                      3,797                 3,797
Buildings                                17,571                17,571
Machinery & Equipment                    84,026                84,026
                            -----------------------------------------
                                        105,394               105,394
Depreciation                            (66,727)              (66,727)
                            -----------------------------------------
Prop Plant & Equip - net                 38,667                38,667

Intangible Assets                           617                   617
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets     (14,152)       131                   131
                            -----------------------------------------
TOTAL ASSETS                 (14,152)    96,967                96,967
                            =========================================

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                  January 2003
                             (amounts in thousands)
                                   (Unaudited)

                            02-13672   02-13675                CUST.    02-13678   02-13677   02-13676    PREC.     02-13679
                             ESCOD     PRECISION  PRECISION   ASSEM.    STEWART     ITG -                 STAMP.
                             CONSOL.     CABLE      ELIMS      ELIMS    STAMPING    EL PASO      EFI      ELIMS     CONNECTOR
                            --------   --------   --------   --------   --------   --------   --------   --------   --------
LIABILITIES AND EQUITY
----------------------
Current Liabilities:
Accounts Payable                 133        137                              393         91        501                   305
Accrued Expenses               2,087        432                            1,495        115        365                   578
Accrued Expenses - corp.          88
Accrued Interest Payable
Customer Deposits
Current Portion - LT Debt                                                                                                 15
Current Portion - OLTL                                                                              15
CP Prepetition Liabilities       922      2,020                            1,862        642        941                 1,363
Estimated Income Taxes                                                                            (573)                2,863
                            ------------------------------------------------------------------------------------------------
Total Current Liabilities      3,230      2,589                            3,750        848      1,249                 5,124
                            ------------------------------------------------------------------------------------------------

Long Term Debt:
Notes Payable                                23                                                                          135
Alternative Currency Borr.
Revolver  credit line
Term A Loan
Term B Loan
12% Sub. Notes
14% Notes - Holdings
Other Notes
                            ------------------------------------------------------------------------------------------------
Total Long Term Debt                         23                                                                          135
                            ------------------------------------------------------------------------------------------------

Tax Liability                 (2,560)    (1,560)                            (512)      (275)                          (1,126)
LT Prepetition Liabilities
Other Long Term Liabilities                                                  284                   203

Intercompany Debt:
Interco. Payable - affiliate (10,127)       339                          (33,979)     6,947     28,891         75       (821)
Interco. Payable - corporate  27,239      6,706                           42,099                                      (1,569)
                            ------------------------------------------------------------------------------------------------
Total Interco. Debt           17,112      7,045                            8,120      6,947     28,891         75     (2,390)
                            ------------------------------------------------------------------------------------------------

PIK Preferred Stock
Shareholders Equity:
Capital Stock                 (3,750)                   (7)                    1                                           1
Capital Surplus               (3,480)    55,620                            4,259                                       7,069
Oth. Comprehensive Income
Cumulative Translation Adj      (365)
Retained Earnings:
Beginning Balance             (4,855)   (49,053)      (673)       (79)     1,912     (3,454)   (12,950)       (77)     3,723
Beg. Bal. Adjustment
Current Earnings                (245)      (239)                   (2)      (248)       (81)      (183)         2       (317)
                            ------------------------------------------------------------------------------------------------
Retained Earnings             (5,100)   (49,292)      (673)       (81)     1,664     (3,535)   (13,133)       (75)     3,406
                            ------------------------------------------------------------------------------------------------
    Total Shareholders Eq.   (12,695)     6,328       (680)       (81)     5,924     (3,535)   (13,133)       (75)    10,476
                            ------------------------------------------------------------------------------------------------
Total Liab. & Equity           5,087     14,425       (680)       (81)    17,566      3,985     17,210                12,219
                            ================================================================================================


                                                                                   02-13681/
                                                  02-13673                         02-13680              PASSIVE    02-13672
                            CONNECTOR  CONNECTOR              INNET    INNET/CONN   SIGNAL     SIGNAL      COMP.
                             ELIMS      ELIMS      INNET      ELIMS      ELIMS      CONSOL.    ELIMS      ELIMS     CORPORATE
                            --------   --------   --------   --------   --------   --------   --------   --------   --------
LIABILITIES AND EQUITY
----------------------
Current Liabilities:
Accounts Payable                                        22                              393
Accrued Expenses                           (248)       272                              841                            9,653
Accrued Expenses - corp.                                                              1,177                              870
Accrued Interest Payable                                                                                              25,838
Customer Deposits
Current Portion - LT Debt                                6                                                             9,250
Current Portion - OLTL                                                                                                   807
CP Prepetition Liabilities                              41                            1,021
Estimated Income Taxes                                                                   22                             (325)
                            ------------------------------------------------------------------------------------------------
Total Current Liabilities                  (248)       341                            3,454                           46,093
                            ------------------------------------------------------------------------------------------------

Long Term Debt:
Notes Payable
Alternative Currency Borr.
Revolver  credit line                                                                                                 32,500
Term A Loan                                                                                                           22,750
Term B Loan                                                                                                           56,912
12% Sub. Notes                                                                                                       119,865
14% Notes - Holdings
Other Notes                                                                                                           15,000
                            ------------------------------------------------------------------------------------------------
Total Long Term Debt                                                                                                 247,027
                            ------------------------------------------------------------------------------------------------

Tax Liability                                          416                           (1,807)                           9,494
LT Prepetition Liabilities                                                                                             1,608
Other Long Term Liabilities                                                                                           20,552

Intercompany Debt:
Interco. Payable - affiliate                731       (833)                           3,148                   (97)       486
Interco. Payable - corporate                         6,254                           (1,820)                         (85,919)
                            ------------------------------------------------------------------------------------------------
Total Interco. Debt                         731      5,421                            1,328                   (97)   (85,433)
                            ------------------------------------------------------------------------------------------------

PIK Preferred Stock
Shareholders Equity:
Capital Stock                               (16)       (11)      (117)                    1                               (3)
Capital Surplus                                     46,413                            3,337                           (6,605)
Oth. Comprehensive Income
Cumulative Translation Adj                 (483)                   (4)                                                (5,122)
Retained Earnings:
Beginning Balance               (265)       (47)   (50,811)       (88)       (29)     3,618                         (196,621)
Beg. Bal. Adjustment
Current Earnings                   7         47       (314)       (10)        13        (96)                   22       (308)
                            ------------------------------------------------------------------------------------------------
Retained Earnings               (258)              (51,125)       (98)       (16)     3,522                    22   (196,929)
                            ------------------------------------------------------------------------------------------------
    Total Shareholders Eq.      (258)      (499)    (4,723)      (219)       (16)     6,860                    22   (208,659)
                            ------------------------------------------------------------------------------------------------
Total Liab. & Equity            (258)       (16)     1,455       (219)       (16)     9,835                   (75)    30,682
                            ================================================================================================



                                                  02-13671
                            CONSOL.     TOTAL                INSILCO
                            ENTRIES    INSILCO    HOLD CO.  HOLDING CO.
                            --------   --------   --------   --------
LIABILITIES AND EQUITY
----------------------
Current Liabilities:
Accounts Payable                          1,975                 1,975
Accrued Expenses                         15,590                15,590
Accrued Expenses - corp.                  2,135                 2,135
Accrued Interest Payable                 25,838                25,838
Customer Deposits
Current Portion - LT Debt                 9,271                 9,271
Current Portion - OLTL                      822                   822
CP Prepetition Liabilities                8,812                 8,812
Estimated Income Taxes        (1,600)       387                   387
                            -----------------------------------------
Total Current Liabilities     (1,600)    64,830                64,830
                            -----------------------------------------

Long Term Debt:
Notes Payable                               158                   158
Alternative Currency Borr.
Revolver  credit line                    32,500                32,500
Term A Loan                              22,750                22,750
Term B Loan                              56,912                56,912
12% Sub. Notes                          119,865               119,865
14% Notes - Holdings                               124,901    124,901
Other Notes                              15,000                15,000
                            -----------------------------------------
Total Long Term Debt                    247,185    124,901    372,086
                            -----------------------------------------

Tax Liability                 10,420     12,490     (1,179)    11,311
LT Prepetition Liabilities                1,608                 1,608
Other Long Term Liabilities              21,039                21,039

Intercompany Debt:
Interco. Payable - affiliate             (5,240)      (437)    (5,677)
Interco. Payable - corporate             (7,010)               (7,010)
                            -----------------------------------------
Total Interco. Debt                     (12,250)      (437)   (12,687)
                            -----------------------------------------

PIK Preferred Stock                                 64,115     64,115
Shareholders Equity:
Capital Stock                 (1,745)    (5,646)         1     (5,645)
Capital Surplus             (102,033)     4,580     61,766     66,346
Oth. Comprehensive Income
Cumulative Translation Adj    (1,423)    (7,397)               (7,397)
Retained Earnings:
Beginning Balance             82,519   (227,230)  (249,169)  (476,399)
Beg. Bal. Adjustment
Current Earnings                (290)    (2,242)         2     (2,240)
                            -----------------------------------------
Retained Earnings             82,229   (229,472)  (249,167)  (478,639)
                            -----------------------------------------
    Total Shareholders Eq.   (22,972)  (237,935)  (187,400)  (425,335)
                            -----------------------------------------
Total Liab. & Equity         (14,152)    96,967                96,967
                            =========================================

                                   EXHIBIT E
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re       Insilco Technologies, Inc.,  et al.                Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
 Accounts Payable                 1,814        78           83           -            -          1,975
--------------------------------------------------------------------------------------------------------
 Wages Payable                      904         -            -           -            -            904
--------------------------------------------------------------------------------------------------------
 Taxes Payable                       86         -            -           -            -             86
--------------------------------------------------------------------------------------------------------
 Rent / Leases - Building             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
 Rent / Leases - Equipment            -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
 Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
 Professional Fees                   96         -            -           -            -             96
--------------------------------------------------------------------------------------------------------
 Amounts Due to Insiders              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
 Other: Benefits                    586         -            -           -            -            586
--------------------------------------------------------------------------------------------------------
 Other: Insurance                 1,236         -            -           -            -          1,236
--------------------------------------------------------------------------------------------------------
 Other: Pension                  11,449         -            -           -            -         11,449
--------------------------------------------------------------------------------------------------------
 Other: Other                     3,368         -            -           -            -          3,368
--------------------------------------------------------------------------------------------------------
 Total Postpetition Debts        19,539        78           83           -            -         19,700
========================================================================================================

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

 ITG Global                     02-13672

--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                    133         -            -           -                         133
--------------------------------------------------------------------------------------------------------
Wages Payable                       119         -            -           -            -            119
--------------------------------------------------------------------------------------------------------
Taxes Payable                         8         -            -           -            -              8
--------------------------------------------------------------------------------------------------------
Rent / Leases - Building              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Professional Fees                     -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Amounts Due to Insiders               -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Benefits                     369         -            -           -            -            369
--------------------------------------------------------------------------------------------------------
Other: Insurance                    115         -            -           -            -            115
--------------------------------------------------------------------------------------------------------
Other: Pension                    1,442         -            -           -            -          1,442
--------------------------------------------------------------------------------------------------------
Other: Other                        122         -            -           -            -            122
--------------------------------------------------------------------------------------------------------
Total Accrueds                    2,175         -            -           -            -          2,175
--------------------------------------------------------------------------------------------------------
Total Postpetition Debts          2,308         -            -           -            -          2,308
========================================================================================================


 Precision Cable Manufacturing  02-13675
--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                    137         -            -           -                         137
--------------------------------------------------------------------------------------------------------
Wages Payable                       244         -            -           -            -            244
--------------------------------------------------------------------------------------------------------
Taxes Payable                        17         -            -           -            -             17
--------------------------------------------------------------------------------------------------------
Rent / Leases - Building              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Professional Fees                     -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Amounts Due to Insiders               -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Benefits                       -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Insurance                    101         -            -           -            -            101
--------------------------------------------------------------------------------------------------------
Other: Pension                       10         -            -           -            -             10
--------------------------------------------------------------------------------------------------------
Other: Other                         60         -            -           -            -             60
--------------------------------------------------------------------------------------------------------
Total Accrueds                      432         -            -           -            -            432
--------------------------------------------------------------------------------------------------------
Total Postpetition Debts            569         -            -           -            -            569
========================================================================================================


 Stewart Stamping Group         02-13678, 02-13676, 02-13677
--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                    900         2           83           -                         985
--------------------------------------------------------------------------------------------------------
Wages Payable                       311         -            -           -            -            311
--------------------------------------------------------------------------------------------------------
Taxes Payable                        47         -            -           -            -             47
--------------------------------------------------------------------------------------------------------
Rent / Leases - Building              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Professional Fees                    96         -            -           -            -             96
--------------------------------------------------------------------------------------------------------
Amounts Due to Insiders               -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Benefits                     183         -            -           -            -            183
--------------------------------------------------------------------------------------------------------
Other: Insurance                    428         -            -           -            -            428
--------------------------------------------------------------------------------------------------------
Other: Pension                      616         -            -           -            -            616
--------------------------------------------------------------------------------------------------------
Other: Other                        294         -            -           -            -            294
--------------------------------------------------------------------------------------------------------
Total Accrueds                    1,975         -            -           -            -          1,975
--------------------------------------------------------------------------------------------------------
Total Postpetition Debts          2,875         2           83           -            -          2,960
========================================================================================================


 Stewart Connector Systems      02-13679
--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                    305         -            -           -                         305
--------------------------------------------------------------------------------------------------------
Wages Payable                       135         -            -           -            -            135
--------------------------------------------------------------------------------------------------------
Taxes Payable                         -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Building              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Professional Fees                     -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Amounts Due to Insiders               -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Benefits                       -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Insurance                      2         -            -           -            -              2
--------------------------------------------------------------------------------------------------------
Other: Pension                      259         -            -           -            -            259
--------------------------------------------------------------------------------------------------------
Other: Other                        (66)        -            -           -            -            (66)
--------------------------------------------------------------------------------------------------------
Total Accrueds                      330         -            -           -            -            330
--------------------------------------------------------------------------------------------------------
Total Postpetition Debts            635         -            -           -            -            635
========================================================================================================

 InNet Technologies             02-13673

--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                     22         -            -           -                          22
--------------------------------------------------------------------------------------------------------
Wages Payable                        35         -            -           -            -             35
--------------------------------------------------------------------------------------------------------
Taxes Payable                         -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Building              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Professional Fees                     -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Amounts Due to Insiders               -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Benefits                     118         -            -           -            -            118
--------------------------------------------------------------------------------------------------------
Other: Insurance                      -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Pension                        -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Other                        119         -            -           -            -            119
--------------------------------------------------------------------------------------------------------
Total Accrueds                      272         -            -           -            -            272
========================================================================================================
Total Postpetition Debts            294         -            -           -            -            294
========================================================================================================

 Signal Transformer             02-13681, 02-13680
--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                    317        76            -           -                         393
--------------------------------------------------------------------------------------------------------
Wages Payable                        60         -            -           -            -             60
--------------------------------------------------------------------------------------------------------
Taxes Payable                        14         -            -           -            -             14
--------------------------------------------------------------------------------------------------------
Rent / Leases - Building              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Professional Fees                     -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Amounts Due to Insiders               -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Benefits                      83         -            -           -            -             83
--------------------------------------------------------------------------------------------------------
Other: Insurance                    330         -            -           -            -            330
--------------------------------------------------------------------------------------------------------
Other: Pension                      187         -            -           -            -            187
--------------------------------------------------------------------------------------------------------
Other: Other                      1,344         -            -           -            -          1,344
--------------------------------------------------------------------------------------------------------
Total Accrueds                    2,018         -            -           -            -          2,018
========================================================================================================
Total Postpetition Debts          2,335        76            -           -            -          2,411
========================================================================================================


 Insilco Technologies, Inc.     02-13672
--------------------------------------------------------------------------------------------------------
                                                      Number of Days Past Due
                                          --------------------------------------------------
(amounts in thousands)          Current      0 - 30      31 - 60      61 - 90      Over 90      Total
--------------------------------------------------------------------------------------------------------
Accounts Payable                      -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Wages Payable                         -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Taxes Payable                         -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Building              -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment             -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Secured Debt / Adequate
   Protection Payments                -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Professional Fees                     -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Amounts Due to Insiders               -         -            -           -            -              -
--------------------------------------------------------------------------------------------------------
Other: Benefits                    (167)        -            -           -            -           (167)
--------------------------------------------------------------------------------------------------------
Other: Insurance                    260         -            -           -            -            260
--------------------------------------------------------------------------------------------------------
Other: Pension                    8,935         -            -           -            -          8,935
--------------------------------------------------------------------------------------------------------
Other: Other                      1,495         -            -           -            -          1,495
--------------------------------------------------------------------------------------------------------
Total Accrueds                   10,523         -            -           -            -         10,523
========================================================================================================
Total Postpetition Debts         10,523         -            -           -            -         10,523
========================================================================================================

Companies with none:
Insilco International Holdings, Inc.             02-13674
Insilco Holding Co.                              02-13671

                                   EXHIBIT F
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re    Insilco Technologies, Inc.,  et al.                   Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                  --------------------------------------------



------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                               Amount (in thousands)
------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                     $ 20,595
------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                                      $ 9,263
------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                                                   $ 9,673
------------------------------------------------------------------------------------------------------------
Reclass intercompany trade receivables to intercompany receivables                       $ 258
------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period                           $ 19,927
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                        Amount (in thousands)
------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                         $ 9,938
------------------------------------------------------------------------------------------------------------
31 - 60 days old                                                                        $ 6,926
------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                        $ 1,388
------------------------------------------------------------------------------------------------------------
91+ days old                                                                            $ 1,675
------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                                              $ 19,927
------------------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                             $ (1,251)
------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                              $ 18,676
------------------------------------------------------------------------------------------------------------

Support Sheet For Accounts Receivable Reconciliation

                                                                        Insilco      Insilco
                                                           Insilco      Intl'        Technologies  Precision   Stewart     EFI Metal
                                                           Holding Co.  Holding      Inc.          Cable       Stamping    Forming
(amounts in thousands)                                     02-13671     02-13674     02-13672      02-13675    02-13678    02-13677
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                          Amount       Amount       Amount        Amount      Amount      Amount
----------------------------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable at the 12/31/02                 $    --      $    --      $ 1,779       $ 3,382     $ 3,393     $   777
----------------------------------------------------------------------------------------------------------------------------------
 + Amounts billed during the period                        $    --      $    --      $   638       $ 1,846     $ 2,173     $   375
----------------------------------------------------------------------------------------------------------------------------------
 - Amounts collected during the period                     $    --      $    --      $   754       $ 1,483     $ 1,812     $   161
----------------------------------------------------------------------------------------------------------------------------------
Reclass intercompany trade receivables to
   intercompany receivables                                $    --      $    --      $    --       $    43     $   215     $    --
----------------------------------------------------------------------------------------------------------------------------------

 Total Accounts Receivable at the 1/24/03                  $    --      $    --      $ 1,663       $ 3,702     $ 3,539     $   991
==================================================================================================================================


                                                                        Stewart
                                                           Eyelets for  Connector    InNet         Signal      Signal
                                                           Industry     Systems      Technologies  Transformer Caribe
(amounts in thousands)                                     02-13676     02-13679     02-13674      02-13681    02-13680
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation(continued)               Amount       Amount       Amount        Amount      Amount      Total
----------------------------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable at the 12/31/02                 $ 3,628      $ 3,658      $   291       $ 3,687     $    --     $20,595
----------------------------------------------------------------------------------------------------------------------------------
 + Amounts billed during the period                        $ 1,572      $ 1,241      $    96       $ 1,322     $    --     $ 9,263
----------------------------------------------------------------------------------------------------------------------------------
 - Amounts collected during the period                     $ 1,857      $ 2,074      $    24       $ 1,508     $    --     $ 9,673
----------------------------------------------------------------------------------------------------------------------------------
Reclass intercompany trade receivables to
   intercompany receivables                                $    --      $    --      $    --       $    --     $    --     $   258
----------------------------------------------------------------------------------------------------------------------------------

 Total Accounts Receivable at the 1/24/03                  $ 3,343      $ 2,825      $   363       $ 3,501     $    --     $19,927
==================================================================================================================================


                                                                        Insilco      Insilco
                                                           Insilco      Intl'        Technologies  Precision   Stewart     EFI Metal
                                                           Holding Co.  Holding      Inc.          Cable       Stamping    Forming
(amounts in thousands)                                     02-13671     02-13674     02-13672      02-13675    02-13678    02-13677
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                   Amount       Amount       Amount        Amount      Amount      Amount
----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                            $    --      $    --      $   494      $ 2,020      $ 1,908      $   339
-----------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                           $    --      $    --      $   803      $ 1,196      $ 1,362      $   559
-----------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                           $    --      $    --      $   144      $   407      $    42      $    49
-----------------------------------------------------------------------------------------------------------------------------------
91+ days old                                               $    --      $    --      $   222      $    79      $   227      $    44
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                  $    --      $    --      $ 1,663      $ 3,702      $ 3,539      $   991
-----------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectable
  (Bad Debt)                                               $    --      $    --      $  (162)     $   (57)     $  (111)     $    (2)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                  $    --      $    --      $ 1,501      $ 3,645      $ 3,428      $   989
===================================================================================================================================

                                                                        Stewart
                                                           Eyelets for  Connector    InNet         Signal      Signal
                                                           Industry     Systems      Technologies  Transformer Caribe
(amounts in thousands)                                     02-13676     02-13679     02-13674      02-13681    02-13680
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging(continued)                        Amount       Amount       Amount        Amount      Amount      Total
----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                            $ 1,902      $ 1,678      $    95      $ 1,502      $    --      $ 9,938
-----------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                           $ 1,172      $   805      $    64      $   965      $    --      $ 6,926
-----------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                           $   173      $   300      $    31      $   242      $    --      $ 1,388
-----------------------------------------------------------------------------------------------------------------------------------
91+ days old                                               $    96      $    42      $   173      $   792      $    --      $ 1,675
-----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                  $ 3,343      $ 2,825      $   363      $ 3,501      $    --      $19,927
-----------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectable
  (Bad Debt)                                               $   (85)     $  (271)     $  (108)     $  (455)     $    --      $(1,251)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                  $ 3,258      $ 2,554      $   255      $ 3,046      $    --      $18,676
===================================================================================================================================

                                    EXHIBIT G
                                    ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re   Insilco Technologies, Inc.,  et al.                    Case No. 02-13672
Debtors Fiscal Month from January 1 to January 24, 2003 for the Reporting Period January 1 to January 31, 2003

                              DEBTOR QUESTIONNAIRE
                              --------------------




--------------------------------------------------------------------------------
Must be completed each month                             Yes           No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred
    outside the normal course of business
    this reporting period?  If yes, provide
    an explanation below.                                              No
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    account this reporting period?  If yes,
    provide an explanation below.                                      No
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been
    timely filed?  If no, provide an
    explanation below.                                   Yes
--------------------------------------------------------------------------------
4.  Are workers compensation, general
    liability and other necessary insurance
    coverages in effect?  If no, provide an
    explanation below.                                   Yes
--------------------------------------------------------------------------------


________________________________________________________________________________

                                  Page 29 of 29